LONG-TERM INVESTING IN A SHORT-TERM WORLD SM


ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED SEPTEMBER 30, 1997

Seeking growth of capital through diversification of investment securities having potential for capital appreciation

                     Kemper Growth Fund

                              "... The changes we made early in the year contributed to much-improved performance during the last six months..."

                                [KEMPER FUNDS LOGO]
                                Long-term investing in a short-term world.(SM)

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
INDUSTRY SECTORS
9
LARGEST HOLDINGS
10
PORTFOLIO OF
INVESTMENTS
13
REPORT OF
INDEPENDENT AUDITORS
14
FINANCIAL STATEMENTS
16
NOTES TO
20
FINANCIAL HIGHLIGHTS

At A GLANCE
--------------------------------------------------------------------------------
KEMPER GROWTH FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30, 1997
(UNADJUSTED FOR ANY SALES CHARGE)

                                 [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                       19.97%
CLASS B                                       18.68%
CLASS C                                       18.87%
LIPPER GROWTH FUNDS CATEGORY AVERAGE*         33.52%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. The fund is compared to the Lipper Growth Funds category.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                 AS OF     AS OF
                                9/30/97   9/30/96
--------------------------------------------------------------------------------
KEMPER GROWTH FUND CLASS A       $15.47    $17.21
--------------------------------------------------------------------------------
KEMPER GROWTH FUND CLASS B       $14.83    $16.82
--------------------------------------------------------------------------------
KEMPER GROWTH FUND CLASS C       $14.91    $16.87
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER GROWTH FUND
LIPPER RANKINGS*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER GROWTH FUNDS CATEGORY

                CLASS A                  CLASS B                 CLASS C
--------------------------------------------------------------------------------
1-YEAR       #711 of 784 funds       #723 of 784 funds       #721 of 784 funds
--------------------------------------------------------------------------------
5-YEAR       #278 of 298 funds             N/A                     N/A
--------------------------------------------------------------------------------
10-YEAR      #106 of 179 funds             N/A                     N/A
--------------------------------------------------------------------------------
15-YEAR      #67 of 114 funds              N/A                     N/A
--------------------------------------------------------------------------------
20-YEAR      #42 of 102 funds              N/A                     N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------
DURING THE YEAR ENDED SEPTEMBER 30, 1997, KEMPER GROWTH FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                             CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SHORT-TERM CAPITAL GAIN       $1.38     $1.38     $1.38
--------------------------------------------------------------------------------
LONG-TERM CAPITAL GAIN        $2.97     $2.97     $2.97
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[MATURITY/QUALITY DIAGRAM]

Source: Morningstar, Inc., Chicago, IL (312) 696-6000. (Morningstar Style Box is based on a portfolio date as of September 30, 1997.) The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $86 BILLION IN ASSETS, INCLUDING $49 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER:

Once again, investors experienced extreme market volatility in the month of October. Unlike the October corrections of 1987 and 1989, this year's market drop occurred at a time when the United States economy is remarkably healthy and resilient. As we have noted, the U.S. economy has been moving forward for several years with an alternating fast/slow pace that has proven successful in removing whatever excesses build from quarter to quarter. As a consequence, interest rates and the rate of inflation are both low and stable. Moreover, the federal budget deficit has been reduced to such an extent that discussion has now turned to what the government should do with a projected surplus in 1998.

     Fortunately, no part of our strong economic foundation was shaken by the market correction. If anything, the correction provided a short-lived and relatively painless lesson about the vulnerability of a highly valued market. When markets are high, everything -- economic news, corporate earnings and liquidity -- must go right. When markets are high - as our equity market has been for most of this year - they are vulnerable to relatively minor disappointments.

     As you have read, of course, the direct source of the October correction was Southeast Asia, where the world's highest growth economies had been stumbling since the summer. These economies had become overextended, banks ran into trouble with bad loans and the local governments failed to take prompt action. The result was a domino effect of competitive devaluations of currencies, crashing markets and political chaos.

     But while Southeast Asia produced the event that led to the mini-panic in the U.S. equity market - resulting in a 7 percent loss on October 27 -- the world quickly looked to the U.S. for solutions. When the U.S. market quickly rebounded, other markets became less volatile. Considering U.S. economic fundamentals and the relatively small effect that Southeast Asian problems have on U.S. companies as a whole, rational investors had to expect our market to bounce back. In fact, if the U.S. equity market had not been so highly valued, we would have expected the market's reaction to the Asian problems to be quite muted. For instance, if the Dow Jones Industrial Average had been closer to 7000 than to 8000, we would have expected that the market would have dropped only slightly.

     But as we have said before, today's markets move very fast. We experienced in one day the kind of correction that we used to experience over a six-month period. At this writing, the U.S. equity market remains very volatile. We expect that condition to continue, as volatility is a factor of higher valued markets. Despite what the last few years may have suggested, markets do not go in just one direction.

     Our recent experience supported many of the basic tenets of investing:

     - Invest for the long term and don't react to the short-term noise. Investors who got hurt in the October correction were those who had borrowed the money they invested and were forced to sell at low prices. Investors who were able to remain invested and did, lost only some of their above-average gain for the year.

     - Diversification helps reduce overall portfolio risk. Government securities investors, for example, found the bond market to be a safe haven as the bond market rallied during the stock market correction.

     - Investing abroad is complex and requires expert advice. Currency valuations, in particular, can have a significant effect on investment returns.

     Our forecast for the next several months calls for moderate economic growth, stable interest rates and controlled inflation. While we cannot rule out the possibility of another market event that would add to the excitement of equity investing, we would expect the U.S. market to again demonstrate its resiliency.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]

                                      NOW (10/31/97)      6 MONTHS AGO     1 YEAR AGO       2 YEARS AGO
    10-YEAR TREASURY RATE(1)                 6.03              6.71         6.2                5.93
    PRIME RATE(2)                            8.5               8.5          8.25               8.75
    INFLATION RATE(3)*                       2.15              2.5          2.99               2.74
    THE U.S. DOLLAR(4)                       7.62              6.55         3.46              -1.57
    CAPITAL GOODS ORDERS(5)*                14.97              8.17         7.71               5.13
    INDUSTRIAL PRODUCTION(5)*                5.52              4.39         3.27               2.35
    EMPLOYMENT GROWTH(6)*                    2.23              2.27         2.1                2.19

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commerical lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of September 30, 1997.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.


  With this commentary as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT AND CHIEF INVESTMENT OFFICER
Zurich Kemper Investments, Inc.

November 13, 1997

PERFORMANCE UPDATE

[REYNOLDS PHOTO]

STEVEN H. REYNOLDS IS EXECUTIVE VICE PRESIDENT OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). HE HAS OVER 30 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE AND HOLDS AN M.B.A. IN FINANCE FROM THE UNIVERSITY OF VIRGINIA AND A B.A. IN ECONOMICS FROM JOHNS HOPKINS UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

STEVE REYNOLDS ASSUMED MANAGEMENT OF THE FUND IN JANUARY. HIS EFFORTS
TO RESTRUCTURE THE PORTFOLIO IN THE FIRST QUARTER PAID OFF WITH MARKET-TOPPING PERFORMANCE BY CLASS A SHARES (UNADJUSTED FOR ANY SALES CHARGE) IN THE LAST SIX MONTHS OF THE FISCAL YEAR.

Q     STEVE, BEFORE GIVING US AN OVERVIEW OF THE FUND'S PERFORMANCE AND
STRATEGY, COULD YOU FIRST PROVIDE A BRIEF OVERVIEW OF THE STOCK MARKET'S PERFORMANCE DURING THE LAST 12 MONTHS?

A     Certainly. Overall, it was a great period for stocks, particularly large company stocks. For the 12-month period ended September 30, 1997, the Standard & Poor's 500 Stock Index* (S&P 500) was up 40.43 percent. Our benchmark, the Russell 1000 Growth Index**, was up 36.30 percent. Through most of the year, stocks benefited from a near idyllic environment -- solid economic growth, rising corporate profits, flat interest rates and virtually non-existent inflation. You couldn't ask for a much better climate for business.

 * The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market.

** The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select.

Q     HOW DID KEMPER GROWTH FUND PERFORM IN COMPARISON?

A     In absolute terms, Class A shares of the fund did well, posting a 19.97 percent total return (unadjusted for any sales charge) for the year. In comparison to the market, however, our performance was disappointing. As we stated in the fund's semiannual report, an overweighting in mid-cap stocks was largely responsible for a slow start for the fund when compared to the S&P 500, and we weren't able to make up the difference by September.

      However, we're encouraged because the changes we made early in the year contributed to much-improved performance during the last six months. From March 31 through September 30, the fund's total return was 27.75 percent for Class A shares (unadjusted for any sales charge). That figure means we outperformed the S&P 500, which achieved a total return of 26.24 percent for the same period.

Q     YOU MENTIONED SOME CHANGES THAT YOU MADE WHEN YOU BEGAN MANAGING THE FUND
IN JANUARY. WHAT WERE THEY?

A     The changes were almost entirely the result of our investment philosophy of "growth at the right price," or "GARP."

      As GARP investors, we look for high quality, solidly-managed companies with projected growth rates that are greater than the overall market, and we try to buy them as cheaply as possible. Ideally, we seek stocks that are mispriced due to very short-term fundamental problems or negative market psychology. In short, we try to identify stocks of high quality companies that are down for the wrong reasons.

PERFORMANCE UPDATE

     It's possible to do this because many investors don't care to separate the good stocks from the bad...if one stock experiences problems, they often sell every stock in the same group. This behavior is responsible for a lot of the volatility in the market, but it also presents opportunities if you've done your homework and can identify good companies that have declined in "sympathy" with bad news. Once we've identified such opportunities, we're willing to overweight sectors that we believe are particularly attractive

Q    HOW DID THIS GARP PHILOSOPHY GUIDE YOUR BUYING DECISIONS?

A    First, we reduced our mid-cap stock exposure in favor of large cap stocks, which are generally higher-quality companies and offer more predictable earnings growth. At the same time, we wanted to more broadly diversify the portfolio in an effort to help reduce risk. So we concentrated on big names in three major areas: health care, finance and technology. Health care purchases were concentrated in pharmaceutical companies like Merck, Bristol-Myers Squibb, American Home Products and Lilly. In finance, we diversified into banks, insurance companies and financial firms such as Banc One, NationsBank, and American Express.

     In April, technology stocks came under tremendous pressure because of concern over earnings outlooks. We believed a lot of this was overdone, so we took a major position in high-quality technology companies. Our tech weighting helped the fund perform very well through the summer as these stocks rebounded.

Q    DO YOU HAVE A SPECIFIC EXAMPLE OF HOW GARP BOOSTED FUND PERFORMANCE?

A    Cisco Systems. This is one of the largest providers of high performance internetworking systems for computers, and a major player in the explosive growth of the Internet. In early April, the company's earnings growth slowed from roughly 50 percent to 35 percent due to product transitions and excess inventory. Now, keep in mind that average growth rate of the stocks in the S&P 500 is about 10 percent. But even though Cisco's growth rate was 35 percent, its price went from $75 in January to $50 in April. It then was selling at under 20 times 1998 earnings. That's a prime example of sentiment overwhelming reality.

Q    OBVIOUSLY, THERE ARE GARP SUCCESS STORIES. ANY STORIES THAT DIDN'T PAN
OUT?

A    One company that has disappointed us is Amgen. A leader in the biotech industry, it experienced a slowdown in demand for some of its products. The stock is attractive to us because the rest of the drug sector is selling at very high multiples, and Amgen -- one of the highest quality biotech firms in the country -- is selling at a modest 20 times 1998 projected earnings. We feel its problems are temporary and that a reacceleration in earnings will happen. It hasn't happened yet, but sometimes you have to be patient and hope the market sees what you've seen.

Q    STOCKS HAVE ENJOYED A BIG RUN IN THE LAST COUPLE OF YEARS. ARE YOU
OPTIMISTIC THAT THE RALLY WILL CONTINUE?

A    Currently, there are a number of reasons for continued optimism regarding stocks. Our economy is solid, we've got good income and employment growth, consumer sentiment is good and there seems to be little evidence that interest rates will increase dramatically. So all the things you need for good consumption are there. That's why we've been focusing on retailers like Federated Department Stores, May Department Stores, Toys R Us, Home Depot and Sears.

     Domestically, American businesses are experiencing good corporate growth and profitability. Also, it seems that every Board of Directors in the U.S. is concerned with adding shareholder value. They're increasing dividends, buying back shares, spinning off divisions...even the politicians are getting into the act with a balanced budget agreement and tax reform. It's a very compelling environment for investors.

     The only sticky point is valuations. They are relatively high taken as a whole, and that may lead to increased volatility as investors look to get the most potential bang from their investment buck. But as a GARP-ist, volatility provides opportunities for us to buy good companies at good values and help control risk by buying high quality companies when their prices are low. What happened to the technology sector in April is a prime example of how this can work in our favor. So, while volatility is unsettling, our approach is designed to make it pay off for investors.

PERFORMANCE UPDATE

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

FOR PERIODS ENDED SEPTEMBER 30, 1997 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                               1-YEAR   5-YEAR   10-YEAR   LIFE OF CLASS
---------------------------------------------------------------------------------------------------------
KEMPER GROWTH FUND CLASS A                     13.07%   12.69%    12.03%       12.89%      (since 4/4/66)
---------------------------------------------------------------------------------------------------------
KEMPER GROWTH FUND CLASS B                     16.04      N/A       N/A        17.35       (since 5/31/94)
---------------------------------------------------------------------------------------------------------
KEMPER GROWTH FUND CLASS C                     18.87      N/A       N/A        17.94       (since 5/31/94)
---------------------------------------------------------------------------------------------------------

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER GROWTH FUND CLASS A
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class A shares from 1/1/79 to 9/30/97
--------------------------------------------------------------------------------

                                      1/1/79         12/31/83          12/31/91         9/30/97
-----------------------------------------------------------------------------------------------
Kemper Growth Fund Class A1            10000           27321            96942            165968
-----------------------------------------------------------------------------------------------
Russell 1000 Growth Index+             10000           21421            72895            175542
-----------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index ++   10000           22203            74980            197009
-----------------------------------------------------------------------------------------------

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER GROWTH FUND CLASS B
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class B shares from 5/31/94 to 9/30/97
--------------------------------------------------------------------------------

                                      5/31/94         12/31/94        12/31/95          9/30/97
-----------------------------------------------------------------------------------------------
Kemper Growth Fund Class B1            10000            9765            12743             17058
-----------------------------------------------------------------------------------------------
Russell 1000 Growth Index+             10000           10529            14445             22857
-----------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index ++   10000           10284            14135             22515
-----------------------------------------------------------------------------------------------

                                 [LINE GRAPH]

--------------------------------------------------------------------------------
KEMPER GROWTH FUND CLASS C
--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Class C shares from 5/31/95 to 9/30/97
--------------------------------------------------------------------------------

                                      5/31/94         12/31/94        12/31/95          8/31/97
-----------------------------------------------------------------------------------------------
Kemper Growth Fund Class C1            10000            9772            12776             17346
-----------------------------------------------------------------------------------------------
Russell 1000 Growth Index+             10000           10529            14445             22857
-----------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index ++   10000           10284            14135             22515
-----------------------------------------------------------------------------------------------

Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A shares adjustment for the maximum sales charge of
     5.75 percent, for Class B shares adjustment for the applicable contingent deferred sales charge (CDSC) of 3 percent and for Class C shares no adjustment for sales charge. The maximum CDSC for Class B shares is 4 percent. For Class C shares, there is a 1 percent CDSC on certain redemptions within the first year of purchase. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

(1) Performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares and the contingent deferred sales charge in effect at the end of the period for Class B shares. When reviewing the performance chart, please note that the inception date for the Russell 1000 Growth Index is January 1, 1979. As a result, we are not able to illustrate the life of fund performance (since April 4, 1966) for Kemper Growth Fund Class A shares. In comparing Kemper Growth Fund Class A shares to the indices, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indices.

+ The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select.

++ The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.
                                                                               7

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON

Data show the percentage of the common stocks in the portfolio that each sector represented on September 30, 1997, and on September 30, 1996.

                          [EQUITY PORTION BAR GRAPH]

                                 KEMPER GROWTH FUND      KEMPER GROWTH FUND
                                     ON 9/30/97               ON 9/30/96
TECHNOLOGY                              28.9%                   20.5%

HEALTH CARE                             21.9%                   14.7%

FINANCE                                 18.8%                   10.6

CONSUMER NON-DURABLES                   15.8%                   32.1%

CAPITAL GOODS                            8.2%                    5.4%

ENERGY                                   2.3%                    2.6%

TRANSPORTATION                           2.2%                    2.5%

UTILITIES                                1.1%                    4.8%

BASIC INDUSTRIES                         0.7%                    3.0%

CONSUMER DURABLES                        0.1%                    3.8%


A COMPARISON WITH THE RUSSELL 1000 GROWTH INDEX*

Data show the percentage of the common stocks in the portfolio that each sector of Kemper Growth Fund represented on September 30, 1997, compared to the industry sectors that make up the fund's benchmark, the Russell 1000 Growth Index.

                        [RUSSELL COMPARISON BAR GRAPH]

                                 KEMPER GROWTH FUND      KEMPER GROWTH FUND
                                     ON 9/30/97              ON 9/30/96
TECHNOLOGY                              28.9%                   26.0%

HEALTH CARE                             21.9%                   19.2%

FINANCE                                 18.8%                    6.5%

CONSUMER NON-DURABLES                   15.8%                   30.6%

CAPITAL GOODS                            8.2%                    9.8%

ENERGY                                   2.3%                    2.9%

TRANSPORTATION                           2.2%                    0.1%

UTILITIES                                1.1%                    1.5%

BASIC INDUSTRIES                         0.7%                    2.8%

CONSUMER DURABLES                        0.1%                    0.6%


* THE RUSSELL 1000 GROWTH INDEX IS AN UNMANAGED INDEX COMPRISED OF COMMON STOCKS OF LARGER U.S. COMPANIES WITH GREATER THAN AVERAGE GROWTH ORIENTATION AND REPRESENTS THE UNIVERSE OF STOCKS FROM WHICH
  "EARNINGS/GROWTH" MONEY MANAGERS TYPICALLY SELECT.

THE FUND'S 10 LARGEST HOLDINGS*

Representing 22.2% of the fund's total common stock holdings on September 30,
1997


------------------------------------------------------------------------------------------------------
Holdings                                                                                       Percent
------------------------------------------------------------------------------------------------------
1.       United Healthcare Corp.       Provides health care management services to health        3.1%
                                       maintenance organizations, preferred provider
                                       organizations and other health care providers.

2.       Cadence Design Systems        Develops, markets and supports computer aided design      2.6%
                                       software products and services that automate, enhance
                                       and accelerate the design and verification of
                                       integrated circuits and electronic systems.

3.       Intel                         Engaged in the design, development, manufacture and       2.2%
                                       sale of advanced microcomputer components, such as
                                       integrated circuits and other related products.

4.       Gartner Group                 Provides subscription-based research and analysis of      2.2%
                                       computer hardware and software, communications and
                                       related technology industries.

5.       NationsBank                   Provides financial services such as checking and          2.1%
                                       savings accounts, loans, investment management,
                                       brokerage, trading, corporate finance and insurance
                                       services.

6.       Amgen                         A global biotechnology company that discovers,            2.0%
                                       develops, manufactures and markets human therapeutics
                                       based on advanced cellular and molecular biology.

7.       Perkin-Elmer                  Develops, manufactures and sells analytic                 2.0%
         Corp.                         instrumentation, optics and life science systems.

8.       Merck                         A leading research-driven pharmaceutical products and     2.0%
                                       services company. Merck discovers, develops,
                                       manufactures and markets a broad range of innovative
                                       products to improve human and animal health.

9.       Bristol-Myers Squibb          Diversified worldwide health and personal care company    2.0%
                                       whose principal businesses include pharmaceuticals,
                                       consumer products and medical devices.

10.      Eli Lilly & Co.               Producer of pharmaceutical and animal health products.    2.0%

* PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER GROWTH FUND

Portfolio of Investments at September 30, 1997

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS                                                                        NUMBER OF SHARES       VALUE
------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--8.0%                       Boeing Co.                                           402,400        $   21,906
                                          Emerson Electric Co.                                 927,300            53,436
                                          General Electric Co.                                 632,500            43,050
                                          B.F. Goodrich Co.                                    386,200            17,476
                                          Honeywell                                            602,400            40,474
                                          Technip, S.A.                                         11,462             1,457
                                          United Technologies                                  614,000            49,734

                                          ------------------------------------------------------------------------------
                                                                                                                 227,533
------------------------------------------------------------------------------------------------------------------------
COMPUTER SYSTEMS                       (a)Cadence Design Systems                             1,330,400            71,176
AND SOFTWARE--14.6%                    (a)Ceridian Corp.                                       675,000            24,975
                                       (a)Compaq Computer Corp.                                216,750            16,202
                                       (a)Gartner Group, "A"                                 2,009,200            60,276
                                          Hewlett-Packard Co.                                  530,000            36,868
                                       (a)Microsoft Corp.                                       99,800            13,205
                                          Murata Manufacturing                                  32,500             1,405
                                       (a)Oracle Corp.                                         752,000            27,401
                                       (a)Parametric Technology Corp.                        1,000,000            44,125
                                       (a)PeopleSoft, Inc.                                     511,500            30,562
                                          Reynolds & Reynolds Co.                            1,560,000            30,322
                                       (a)Sterling Commerce, Inc.                              966,900            34,748
                                       (a)Sun Microsystems                                     453,000            21,206
                                          ------------------------------------------------------------------------------
                                                                                                                 412,471
------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--9.0%               (a)AutoZone, Inc.                                     1,265,000            37,950
                                       (a)Federated Department Stores                          791,500            34,133
                                       (a)Tommy Hilfiger Corp.                                 741,200            37,014
                                          Hilton Hotels Corp.                                  900,000            30,319
                                          Home Depot                                           346,900            18,082
                                          Hudson's Bay Co.                                     134,300             3,582
                                          May Department Stores Co.                            504,800            27,512
                                          Sears, Roebuck & Co.                                 654,000            37,237
                                       (a)Toys R Us                                            800,000            28,400
                                          ------------------------------------------------------------------------------
                                                                                                                 254,229
------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--6.5%                    Avon Products                                        727,900            45,130
                                          R.R. Donnelley & Sons Co.                            830,500            29,638
                                          Gillette Co.                                         360,600            31,124
                                          Newell Co.                                           700,000            28,000
                                          Unilever N.V., ADR                                   229,500            48,797
                                          ------------------------------------------------------------------------------
                                                                                                                 182,689
------------------------------------------------------------------------------------------------------------------------
ENERGY--2.2%                              Baker Hughes, Inc.                                 1,161,600            50,820
                                          British Petroleum                                    107,081             1,618
                                          Halliburton Co.                                      196,700            10,228
                                          ------------------------------------------------------------------------------
                                                                                                                  62,666
------------------------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(Dollars in thousands)

------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF SHARES       VALUE
------------------------------------------------------------------------------------------------------------------------
FINANCE--18.4%                            ADVANTA Corp., "B"                                 1,507,500        $   41,079
                                          Allstate Corp.                                       299,000            24,032
                                          American Express Co.                                 324,000            26,527
                                          American General Corp.                               281,000            14,577
                                          Banc One Corp.                                       899,863            50,224
                                          Banco Santander, S.A.                                 32,100             1,052
                                          Bank of Ireland                                      188,433             2,352
                                          CITIC Pacific, Ltd.                                  223,000             1,265
                                          Cheung Kong Holdings, Ltd.                           127,000             1,428
                                          Development Bank of Singapore                         86,000               877
                                          Federal Home Loan Mortgage Corp.                   1,309,800            46,170
                                          Federal National Mortgage Association                837,200            39,348
                                          First Union Corp.                                    769,900            38,543
                                          Household International                              252,500            28,580
                                          ING Groep, N.V.                                       49,098             2,256
                                          ITT Hartford Group                                   404,300            34,795
                                          Morgan Stanley, Dean Witter Discover & Co.           840,000            45,413
                                          NationsBank                                          935,000            57,853
                                          PNC Bank, N.A.                                       574,600            28,048
                                          U.S. Bancorp                                         366,100            35,329
                                          ------------------------------------------------------------------------------
                                                                                                                 519,748
------------------------------------------------------------------------------------------------------------------------
HEALTH CARE--21.4%                     (a)ALZA Corp.                                           917,800            26,616
                                          American Home Products Corp.                         438,800            32,032
                                       (a)Amgen, Inc.                                        1,190,000            57,046
                                          C.R. Bard                                            225,000             7,636
                                       (a)Biogen                                             1,580,000            51,251
                                       (a)Boston Scientific Corp.                              491,900            27,147
                                          Bristol-Myers Squibb Co.                             663,700            54,921
                                       (a)British Biotech, PLC                                 294,000               748
                                          Johnson & Johnson                                    541,200            31,187
                                          Eli Lilly & Co.                                      454,300            54,828
                                          Medtronic, Inc.                                      403,600            18,969
                                          Merck & Co.                                          552,300            55,195
                                          Perkin-Elmer Corp.                                   773,100            56,485
                                          Pharmacia & Upjohn, Inc.                             120,100             4,384
                                          Roche Holding, A.G.                                      165             1,466
                                          SmithKline Beecham Group PLC, ADR                    809,400            39,559
                                          United Healthcare Corp.                            1,695,900            84,795
                                          ------------------------------------------------------------------------------
                                                                                                                 604,265
------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS AND                        AMP, Inc.                                            678,600            36,348
NETWORKING--9.8%                       (a)Analog Devices                                       422,700            14,160
                                       (a)Applied Materials, Inc.                              222,300            21,174
                                       (a)Cisco Systems                                        734,800            53,686
                                          Intel Corp.                                          653,200            60,299
                                       (a)Microchip Technology                                 566,700            25,590
                                       (a)Teradyne                                             291,100            15,665
                                          Texas Instruments                                    145,500            19,661
                                       (a)3Com Corp.                                           580,600            29,756
                                          ------------------------------------------------------------------------------
                                                                                                                 276,339

Portfolio of INVESTMENTS

(Dollars in thousands)

------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF SHARES       VALUE
------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--3.8%               (a)Ascend Communications, Inc.                          610,800        $   19,775
                                          L.M. Ericsson Telephone Co., "B"                      40,559             1,950
                                          Lucent Technologies, Inc.                            336,500            27,383
                                          Nokia Corp., ADR                                     315,500            29,598
                                       (a)Tellabs, Inc.                                        546,500            28,145
                                          ------------------------------------------------------------------------------
                                                                                                                 106,851
------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--2.1%                      Burlington Northern Sante Fe Corp.                   158,900            15,354
                                          CSX Corp.                                            237,600            13,900
                                          Norfolk Southern Corp.                               305,000            31,491
                                          ------------------------------------------------------------------------------
                                                                                                                  60,745
------------------------------------------------------------------------------------------------------------------------
UTILITIES--1.0%                           Telefonica Nacional de Espana, S.A.                   51,000             1,603
                                       (a)WorldCom, Inc.                                       790,500            27,964
                                          ------------------------------------------------------------------------------
                                                                                                                  29,567
------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS--.8%                        Cementos Mexicanos, S.A. de C.V. "B"                 343,100             2,014
                                          Honda Motor Co., Ltd.                                 49,000             1,709
                                          Matsushita Electric Industrial Co., Ltd.              84,000             1,517
                                          Praxair, Inc.                                        266,490            13,641
                                          Rentokil Initial PLC                                 372,000             1,544
                                          Sony Corp.                                            14,100             1,331
                                          Toray Industries                                     188,000             1,110
                                          ------------------------------------------------------------------------------
                                                                                                                  22,866
                                          ------------------------------------------------------------------------------
                                          TOTAL COMMON STOCKS--97.6%
                                          (Cost: $2,424,112)                                                   2,759,969
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------
MONEY MARKET                              Yield--5.52% to 5.71%                              $  62,400            62,279
INSTRUMENTS--2.2%                         Due--October 1997
                                          (Cost: $62,279)
                                          ------------------------------------------------------------------------------
                                          TOTAL INVESTMENTS--99.8%
                                          (Cost: $2,486,391)                                                   2,822,248
                                          ------------------------------------------------------------------------------
                                          CASH AND OTHER ASSETS, LESS LIABILITIES--.2%                             5,317
                                          ------------------------------------------------------------------------------
                                          NET ASSETS--100.0%                                                  $2,827,565
                                          ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security

Based on the cost of investments of $2,486,391,000 for federal income tax purposes at September 30, 1997, the gross unrealized appreciation was $398,636,000, the gross unrealized depreciation was $62,779,000 and the net unrealized appreciation on investments was $335,857,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER GROWTH FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Growth Fund as of September 30, 1997, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1997, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Growth Fund at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          November 18, 1997

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1997
(IN THOUSANDS)

--------------------------------------------------------------------------
 ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $2,486,391)                                              $2,822,248
--------------------------------------------------------------------------
Cash                                                                 1,511
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                  62,623
--------------------------------------------------------------------------
  Fund shares sold                                                   1,033
--------------------------------------------------------------------------
  Dividends                                                          1,891
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 2,889,306
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Payable for:
  Investments purchased                                             35,707
--------------------------------------------------------------------------
  Fund shares redeemed                                              22,605
--------------------------------------------------------------------------
  Management fee                                                     1,272
--------------------------------------------------------------------------
  Distribution services fee                                            558
--------------------------------------------------------------------------
  Administrative services fee                                          490
--------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses               999
--------------------------------------------------------------------------
  Trustees' fees                                                       110
--------------------------------------------------------------------------
    Total liabilities                                               61,741
--------------------------------------------------------------------------
NET ASSETS                                                      $2,827,565
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $2,144,014
--------------------------------------------------------------------------
Undistributed net realized gain on investments                     327,187
--------------------------------------------------------------------------
Net unrealized appreciation on investments                         335,814
--------------------------------------------------------------------------
Undistributed net investment income                                 20,550
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $2,827,565
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($1,907,904 / 123,310 shares outstanding)                         $15.47
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                       $16.41
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($874,293 / 58,946 shares outstanding)                            $14.83
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($18,128 / 1,216 shares outstanding)                              $14.91
--------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($27,240 / 1,747 shares outstanding)                              $15.60
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended September 30, 1997
(IN THOUSANDS)

------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------
Dividends                                                       $ 19,018
------------------------------------------------------------------------
Interest                                                          11,401
------------------------------------------------------------------------
    Total investment income                                       30,419
------------------------------------------------------------------------
Expenses:
  Management fee                                                  14,576
------------------------------------------------------------------------
  Distribution services fee                                        6,536
------------------------------------------------------------------------
  Administrative services fee                                      6,129
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           9,719
------------------------------------------------------------------------
  Reports to shareholders                                            706
------------------------------------------------------------------------
  Professional fees                                                   78
------------------------------------------------------------------------
  Trustees' fees and other                                           101
------------------------------------------------------------------------
    Total expenses                                                37,845
------------------------------------------------------------------------
NET INVESTMENT LOSS                                               (7,426)
------------------------------------------------------------------------

------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
------------------------------------------------------------------------

  Net realized gain on sales of investments                      404,960
------------------------------------------------------------------------
  Change in net unrealized appreciation on investments            88,101
------------------------------------------------------------------------
Net gain on investments                                          493,061
------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $485,635
------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                   YEAR ENDED SEPTEMBER 30,
                                                                   1997                 1996
-----------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------
  Net investment income (loss)                                  $   (7,426)               8,893
-----------------------------------------------------------------------------------------------
  Net realized gain                                                404,960              748,123
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                             88,101             (299,539)
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               485,635              457,477
-----------------------------------------------------------------------------------------------
Net equalization credits                                             2,732                5,974
-----------------------------------------------------------------------------------------------
Distribution from net investment income                                 --              (10,741)
-----------------------------------------------------------------------------------------------
Distribution from net realized gain                               (690,123)            (258,903)
-----------------------------------------------------------------------------------------------
Total dividends to shareholders                                   (690,123)            (269,644)
-----------------------------------------------------------------------------------------------
Net increase from capital share transactions                       291,018               41,195
-----------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                        89,262              235,002
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------------------------------

Beginning of year                                                2,738,303            2,503,301
-----------------------------------------------------------------------------------------------
END OF YEAR (including undistributed net investment
income of $20,550 and $25,317, respectively)                    $2,827,565            2,738,303
-----------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Kemper Growth Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation.
                             Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class

NOTES TO FINANCIAL STATEMENTS


                             by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI) and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $14,576,000 for the year ended September 30, 1997. Zurich Investment
                             Management Limited, an affiliate of ZKI, serves as sub-adviser with respect to foreign securities investments in the Fund, and is paid by ZKI for its services.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                                     COMMISSIONS
                                                                                                   ALLOWED BY ZKDI
                                                                   COMMISSIONS      ----------------------------------------------
                                                                 RETAINED BY ZKDI        TO ALL FIRMS            TO AFFILIATES
                                                                 ----------------        ------------            -------------
                                          Year ended September
                                          30, 1997                   $296,000             1,523,000                  9,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares, and the CDSC received in connection with the redemption of such shares are as follows:

                                                                              DISTRIBUTION FEES       COMMISSIONS AND
                                                                                  AND CDSC        DISTRIBUTION FEES PAID
                                                                              RECEIVED BY ZKDI       BY ZKDI TO FIRMS
                                                                              -----------------   -----------------------
                                         Year ended September 30, 1997            $7,720,000             3,316,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in turn has various agreements with financial services firms that provide these

NOTES TO FINANCIAL STATEMENTS


                             services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                                  ASF PAID BY ZKDI
                                                                           ASF PAID BY      -----------------------------
                                                                         THE FUND TO ZKDI   TO ALL FIRMS    TO AFFILIATES
                                                                         ----------------   -------------   -------------
                                         Year ended September 30, 1997      $6,129,000        6,149,000        41,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $7,398,000 for the year ended September 30, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. During the year ended September 30, 1997, the Fund made no payments to its officers and incurred trustees' fees of $43,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the year ended September 30, 1997, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                $5,292,583

                             Proceeds from sales                       5,328,098

--------------------------------------------------------------------------------
5
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                                  YEAR ENDED SEPTEMBER 30,
                                                                          1997                               1996
                                                                 -----------------------           ------------------------
                                                                 SHARES         AMOUNT             SHARES          AMOUNT
                                          ---------------------------------------------------------------------------------
                                           SHARES SOLD
                                          ---------------------------------------------------------------------------------
                                           Class A                14,894       $ 201,899            13,560       $  210,554
                                          ---------------------------------------------------------------------------------
                                           Class B                11,567         165,154            12,475          197,160
                                          ---------------------------------------------------------------------------------
                                           Class C                   644           9,070               435            6,880
                                          ---------------------------------------------------------------------------------
                                           Class I                   520           7,229               758           11,932
                                          ---------------------------------------------------------------------------------
                                          ---------------------------------------------------------------------------------
                                           SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                          ---------------------------------------------------------------------------------
                                           Class A                33,248         432,249            11,446          167,815
                                          ---------------------------------------------------------------------------------
                                           Class B                17,442         219,275             5,507           79,478
                                          ---------------------------------------------------------------------------------
                                           Class C                   258           3,261                43              618
                                          ---------------------------------------------------------------------------------
                                           Class I                   634           8,270               233            3,413
                                          ---------------------------------------------------------------------------------
                                          ---------------------------------------------------------------------------------
                                           SHARES REDEEMED
                                          ---------------------------------------------------------------------------------
                                           Class A               (34,418)       (481,224)          (25,770)        (400,961)
                                          ---------------------------------------------------------------------------------
                                           Class B               (17,846)       (248,421)          (13,792)        (218,715)
                                          ---------------------------------------------------------------------------------
                                           Class C                  (360)         (5,003)             (129)          (2,048)
                                          ---------------------------------------------------------------------------------
                                           Class I                (1,472)        (20,741)             (936)         (14,931)
                                          ---------------------------------------------------------------------------------
                                          ---------------------------------------------------------------------------------
                                           CONVERSION OF SHARES
                                          ---------------------------------------------------------------------------------
                                           Class A                 4,026          56,318             1,448           21,712
                                          ---------------------------------------------------------------------------------
                                           Class B                (4,178)        (56,318)           (1,471)         (21,712)
                                          ---------------------------------------------------------------------------------
                                           NET INCREASE
                                           FROM CAPITAL SHARE
                                           TRANSACTIONS                        $ 291,018                         $   41,195
                                          ---------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
6    FORWARD FOREIGN
     CURRENCY CONTRACTS      In order to help protect itself against a decline
                             in the value of particular foreign currencies against the U.S. Dollar, the Fund has entered into forward contracts to deliver foreign currency in exchange for U.S. Dollars as described below. The
                             Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the net unrealized gain on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk (which is limited to unrealized gain, if any) if the counterparty fails to perform under the contract. At September 30, 1997, the Fund had the following forward foreign currency contracts outstanding with settlement dates in October, 1997:

                                     FOREIGN CURRENCY          CONTRACT AMOUNT
                                     TO BE DELIVERED           IN U.S. DOLLARS   UNREALIZED LOSS
                             -------------------------------------------------------------------
                               2,150,000  French Francs          $  347,000         $(16,000)
                             -------------------------------------------------------------------
                                 510,000  German Marks              278,000          (11,000)
                             -------------------------------------------------------------------
                                 610,000  Swiss Francs              405,000          (16,000)
                             -------------------------------------------------------------------
                                          NET UNREALIZED LOSS                       $(43,000)
                             -------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    ------------------------------------------
                                                                     CLASS A
                                                    ------------------------------------------
                                                             YEAR ENDED SEPTEMBER 30,
                                                    ------------------------------------------
                                                     1997    1996    1995    1994    1993
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------
Net asset value, beginning of year                  $17.21   16.07   12.93   15.33   13.09
----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 --     .12     .05     .01     .01
----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             2.61    2.74    3.27   (1.41)   2.29
----------------------------------------------------------------------------------------------
Total from investment operations                      2.61    2.86    3.32   (1.40)   2.30
----------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income               --     .04      --      --     .03
----------------------------------------------------------------------------------------------
  Distribution from net realized gain                 4.35    1.68     .18    1.00     .03
----------------------------------------------------------------------------------------------
Total dividends                                       4.35    1.72     .18    1.00     .06
----------------------------------------------------------------------------------------------
Net asset value, end of year                        $15.47   17.21   16.07   12.93   15.33
----------------------------------------------------------------------------------------------
TOTAL RETURN                                         19.97%  19.62   26.07   (9.39)  17.60
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------
Expenses                                              1.06%   1.07    1.17    1.09    1.00
----------------------------------------------------------------------------------------------
Net investment income                                  .07%    .65     .43     .24     .06
----------------------------------------------------------------------------------------------

                                              -----------------------------------------
                                                               CLASS B
                                              -----------------------------------------
                                                 YEAR ENDED          MAY 31 TO
                                                SEPTEMBER 30,        SEPT. 30,
                                               1997      1996     1995      1994
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------
Net asset value, beginning of period           $16.82    15.85    12.88     13.10
---------------------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                            (.16)    (.09)    (.08)     (.03)
---------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)        2.52     2.74     3.23      (.19)
---------------------------------------------------------------------------------------
Total from investment operations                 2.36     2.65     3.15      (.22)
---------------------------------------------------------------------------------------
Less distribution from net realized gain         4.35     1.68      .18        --
---------------------------------------------------------------------------------------
Net asset value, end of period                 $14.83    16.82    15.85     12.88
---------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                   18.68%   18.47    24.83     (1.68)
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------
Expenses                                         2.13%    2.05     2.17      2.11
---------------------------------------------------------------------------------------
Net investment loss                             (1.00)%   (.33)    (.57)     (.76)
---------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                         -------------------------------------------      ----------------------------------
                                                           CLASS C                                     CLASS I
                                         -------------------------------------------      ----------------------------------
                                                                         MAY 31 TO         YEAR ENDED            JULY 3 TO
                                           YEAR ENDED SEPTEMBER 30,      SEPT. 30,        SEPTEMBER 30,          SEPT. 30,
                                          1997       1996       1995         1994         1997          1996         1995
------------------------------------------------------------------------------------      ----------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------      ----------------------------------
Net asset value, beginning of period     $16.87      15.87      12.88        13.09        17.26         16.09        14.80
------------------------------------------------------------------------------------      ----------------------------------
Income from investment operations:
  Net investment income (loss)             (.13)      (.06)      (.07)        (.02)         .08           .19          .03
------------------------------------------------------------------------------------      ----------------------------------
  Net realized and unrealized gain
  (loss)                                   2.52       2.74       3.24         (.19)        2.61          2.74         1.26
------------------------------------------------------------------------------------      ----------------------------------
Total from investment operations           2.39       2.68       3.17         (.21)        2.69          2.93         1.29
------------------------------------------------------------------------------------      ----------------------------------
Less dividends:
  Distribution from net investment
income                                       --         --         --           --           --           .08           --
------------------------------------------------------------------------------------      ----------------------------------
  Distribution from net realized gain      4.35       1.68        .18           --         4.35          1.68           --
------------------------------------------------------------------------------------      ----------------------------------
Total dividends                            4.35       1.68        .18           --         4.35          1.76           --
------------------------------------------------------------------------------------      ----------------------------------
Net asset value, end of period           $14.91      16.87      15.87        12.88        15.60         17.26        16.09
------------------------------------------------------------------------------------      ----------------------------------
TOTAL RETURN (NOT ANNUALIZED)             18.87%     18.65      24.99        (1.60)       20.51         20.19         8.72
------------------------------------------------------------------------------------      ----------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------      ----------------------------------
Expenses                                   1.99%      1.95       2.03         2.09          .70           .64          .59
----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)               (.86)%     (.23)      (.43)        (.67)         .43          1.08          .92
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
----------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30,
                                                         1997        1996        1995        1994        1993
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)              $2,827,565   2,738,303   2,503,301   2,255,977   1,826,961
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      201%        150          67         115         139
--------------------------------------------------------------------------------------------------------------------
Average commission rates paid per share on stock transactions for the years ended September 30, 1997 and 1996 were
$.0569 and $.0560, respectively.
--------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

NOTES

NOTES

TRUSTEES & OFFICERS

TRUSTEES                        OFFICERS

STEPHEN B. TIMBERS              CHARLES R. MANZONI, JR.
President and Trustee           Vice President

DAVID W. BELIN                  JOHN E. NEAL
Trustee                         Vice President

LEWIS A. BURNHAM                STEVEN H. REYNOLDS
Trustee                         Vice President

DONALD L. DUNAWAY               PHILIP J. COLLORA
Trustee                         Vice President and
                                Secretary
ROBERT B. HOFFMAN
Trustee                         JEROME L. DUFFY
                                Treasurer
DONALD R. JONES
Trustee                         ELIZABETH C. WERTH
                                Assistant Secretary
SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL                   VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                222 North LaSalle Street
                                Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                     ZURICH KEMPER SERVICE COMPANY
SERVICE AGENT                   P.O. Box 419557
                                Kansas City, MO 64141
--------------------------------------------------------------------------------
CUSTODIAN AND                   INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                  801 Pennsylvania
                                Kansas City, MO 64105
--------------------------------------------------------------------------------
INDEPENDENT ADVISORS            ERNST & YOUNG LLP
                                233 South Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
INVESTMENT MANAGER              ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER           ZURICH KEMPER DISTRIBUTORS, INC.
                                222 South Riverside Plaza Chicago, IL 60606 www.kemper.com


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KGF - 2 (11/97) 1039810